Exhibt 99.2

                              JAMES R. LEONE, P.A.
                                 Attorney at Law
                                  P.O. Box 755
                         New Smyrna Beach, FL 32170-0755
                                  3188 Oak Lane
                               Edgewater, FL 32132

                            Telephone (904) 478-1743
                               Fax (904) 478-1744
                              Mobile (407) 701-8550

                                February 13, 2001

Via US Mail and Fax To (212) 736-3219

Melvin Lazar, Partner
Lazar, Levine and Felix, LLP
350 Fifth Avenue, Suite 6820

N.Y. NY 10118-0170

Re:   FDN, Inc. Form 8-K for February 5, 2001

      Request for Letter or Signature Below, as to Agreement With Form
            8-K Item 4 Disclosures

Dear Mel,

      As you may know, FDN, Inc. as a publicly reporting registrant is required to provide you as a former accountant with a copy of the disclosures it is making in response to Regulation S-K Item 304(a) and Form 8-K Item 4(a) as to Changes in Certifying Accountants. Those provisions require that the former accountant shall receive this letter no later than the day that the disclosures are filed with the Commission. The registrant hereby requests you as the former accountant to furnish the registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the registrant in response to Form 8-K Item 4(a) and Regulation S-K Item 304(a) and, if not, stating the respects in which it does not agree. The registrant shall file the former accountant's letter as an exhibit to its Form 8-K Current Report containing said disclosure.

                       Page 1 of Request for Letter Re 8-K

The registrant hereby requests you as the former accountant to provide the letter as promptly as possible so that the registrant can file the letter with the Commission within ten business days after the filing of the Report. The Report is being filed very soon. So, if practical, please fax back your response (by letter or by signing below) directly to FDN at (407) 702-2001 (telephone 702-2000), and in any event within a week so we can meet the 10 day filing deadline.

      Thank You.

                                          Yours Very Truly,

                                          /s/ JAMES R. LEONE
                                          JAMES R. LEONE

_____ We agree with the Form 8-K Item 4(a) disclosures.

_____ We agree except that we disagree as follows: _____________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

MELVIN LAZAR, Partner

Lazar, Levine and Felix, LLP

ENCLOSURE

Form 8-K
                       Page 2 of Request for Letter Re 8-K